April 11, 2002

                  SUPPLEMENT TO THE JULY 30, 2001 PROSPECTUS OF
                        PIONEER INTERNATIONAL EQUITY FUND


The following supplements the corresponding section of the prospectus. Please refer to the prospectus for the full text of the supplemented section.

MANAGEMENT

PORTFOLIO MANAGER
Day-to-day management of the fund's portfolio is the responsibility of a team of portfolio managers and analysts. The team manages other Pioneer mutual funds investing primarily in international securities. The team draws upon the research and investment management expertise of the global research team, which provides fundamental research on companies and buy and sell recommendations on equity securities, and Pioneer's affiliate, Pioneer Investment Management Limited.

John A. Carey, director of portfolio management and an executive vice president of Pioneer, supervises the team. Mr. Carey joined Pioneer as an analyst in 1979.






















                                                                   11747-00-0402
                                             (C) Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds